UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On June 16, 2016, TETRA Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 10,000,000 shares (the “Initial Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a price to the public of $5.50 per share ($5.2525 per share net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for a period of 30 days (the “Option”) to purchase up to an additional 1,500,000 shares (together with the Initial Shares, the “Shares”) of Common Stock on the same terms. On June 16, 2016, the Underwriters exercised the Option in full.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Company intends to use the net proceeds of the offering to repay indebtedness outstanding under the Company’s senior secured notes and revolving credit agreement and for general corporate purposes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 21, 2016, the Company announced the closing of its previously announced offering of 10,000,000 shares of its common stock, $0.01 par value per share, along with 1,500,000 shares subject to an option to purchase additional shares of common stock, which was exercised by the Underwriters in full prior to closing.

The offering is described in the Company’s registration statement on Form S-3 (Registration No. 333-210335) and the related prospectus supplement dated June 16, 2016 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act on June 16, 2016. A copy of the press release dated June 21, 2016 is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A legal opinion related to the offer and sale of the Shares is filed herewith as Exhibit 5.1.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 16, 2016, by and among TETRA Technologies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

99.1	Press release, dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2016	TETRA Technologies, Inc.

	By:	/s/ Stuart M. Brightman
	Name:	Stuart M. Brightman
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 16, 2016, by and among TETRA Technologies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated June 16, 2016.